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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 5, 2003
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE Inc.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      000-27577                 16-1538028
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

135 Corporate Woods, Rochester, New York                 14623
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                   --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE.

Beginning on August 5, 2003, Dr. Gordon Black, Chairman and Chief Executive Officer of Harris Interactive Inc. (the "Company") will begin making a series of presentations at investor conferences and other analyst and investor meetings. In these presentations, Dr. Black will be clarifying the Company's expectations as to its fiscal year 2004 total revenue. Dr. Black will indicate that the Company expects total revenue for fiscal year 2004 to be in the range of $144 million to $152 million. Dr. Black will also provide information in these presentations regarding the Company's database of names. The database now contains more than 4 million names on a worldwide basis, including approximately 350,000 names in its European panel. The Company is adding between 3,500 and 4,000 names per day in the United States, and more than 1,000 names per day in Europe.

This Report on Form 8-K includes statements that may constitute forward-looking information. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Additional detailed information concerning a number of factors that could cause actual results to differ is readily available in the "Risk Factors" section of the Company's most recent Annual Report on form 10-K filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRIS INTERACTIVE INC.
                                                  (Registrant)


                                         By:         /s/  Bruce A. Newman
                                                  --------------------------
                                         Name:    Bruce A. Newman
                                         Title:   Chief Financial Officer
                                                  (Principal Financial Officer)

Dated: August 5, 2003




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